EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That each person whose signature appears below constitutes and appoints Dr. Wolfgang Barnokol, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

SIGNATURE                                 TITLE                    DATE


/s/ Wolfgang Barnokol                                           May 12, 2004
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Wolfgang Barnokol                        Director


/s/ Joachim Lutz                                                May 12, 2004
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Joachim Lutz                             Director


/s/ Christoph Ludz                                              May 12, 2004
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Christoph Ludz                           Director


/s/ Markus Volpers                                              May 12,2004
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 Markus Volpers                          Director


/s/ Joachim Fleing                                              May 12, 2004
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Joachim Fleing                           Director